EXHIBIT 99.1

                    Certification of Chief Executive Officer
                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

     In connection with this annual report on Form 10-KSB of Tennessee Valley Financial Holdings, Inc. I, Thomas E. Tuck, President and Chief Executive Officer of Tennessee Valley Financial Holdings, Inc., certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Tennessee Valley Financial Holdings, Inc.

Date: March 31, 2003                                /s/ Thomas E. Tuck
                                                    ----------------------------
                                                    Thomas E. Tuck
                                                    President and
                                                    Chief Executive Officer